EXHIBIT 99.1
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         THE FOLLOWING CERTIFICATION IS PROVIDED BY THE UNDERSIGNED PLAN
ADMINISTRATOR OF THE CLARK/BARDES, INC. 401k SAVINGS PLAN (THE "PLAN") ON THE BASIS OF SUCH ADMINISTRATOR'S KNOWLEDGE AND BELIEF FOR THE SOLE PURPOSE OF COMPLYING WITH 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of the Clark/Bardes, Inc. 401k Savings Plan on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date below (the "Report"), I, Chris Mitchell, Plan Administrator of the Plan, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Dated:  June 25, 2003                       /s/ Chris Mitchell
                                            ------------------------------------
                                            Chris Mitchell
                                            Plan Administrator

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

         The certification in this Report is being furnished in accordance with SEC Release No. 33-8212. The certification is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The certification shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.


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